Events after reporting period	12 Months Ended
Dec. 31, 2018
Events after reporting period [Abstract]
Events after reporting period
59.	Events after reporting period

(a)	Subsidiary investments

i)	Orange Life Insurance Co. Ltd

The Group has entered into a share purchase agreement to acquire a 59.15% stake in Orange Life Insurance Co., Ltd. on January 16, 2019. The Financial Services Commission approved the transfer of the subsidiary, and the acquisition process was completed on February 1, 2019, after the reporting period.

ii)	Asia Trust Co. Ltd

The Group has entered into a contract to acquire a stake in Asia Trust Co., Ltd. during the current period. Based on the approval of the supervisory authority, the Group will acquire 60% of its total shares for 193.4 billion won. (FN 53)

iii)	Prudential Finance Co. Ltd

On January 23, 2018, the Group entered into a contract to acquire a 100% stake in Prudential Vietnam Finance Company Limited, a local consumer finance company in Vietnam, for US $ 151 million. On January 17, 2019, and was approved by the local FSS.

(b)	Rights offering

The Board of Directors approved the issuance of convertible preferred stock of KRW 750 billion at the meeting held on February 1, 2019. Investors may request a conversion from one year after the issuance date before four years after the date, and the convertible preferred stock that has not been converted until four years after the date will automatically be converted to common shares.